SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 23, 2004

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

On January 23, 2004, Sierra Pacific Resources (SPR) issued a press release announcing that Dennis E. Wheeler has resigned as a member of SPR’s, Nevada Power Company’s and Sierra Pacific Power Company’s boards of directors in order to devote more time to his responsibilities as chairman of Coeur d’Alene Mines Corporation. Mr. Wheeler also served as the Chairman of all three Companies’ Audit Committees.

A copy of the press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not required

(b)	Pro forma financial information.

Not required

(c)	Exhibit.

99.1 Sierra Pacific Resources- Press Release issued January 23, 2004

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sierra Pacific Resources
(Registrant)

Date: January 23, 2004	By:	/s/ John E. Brown

John E. Brown
Vice President, Controller

Nevada Power Company
(Registrant)

Date: January 23, 2004	By:	/s/ John E. Brown

John E. Brown
Vice President, Controller

Sierra Pacific Power Company
(Registrant)

Date: January 23, 2004	By:	/s/ John E. Brown

John E. Brown
Vice President, Controller

Exhibit Index

Exhibit 99.1

     Sierra Pacific Resources- Press Release issued January 23, 2004.